Exhibit 10.12
Ref:
Ref: Global Banking — Consumer and Retail Group (Level 18)
Strictly Private & Confidential
The Talbots Inc
The Talbot’s Group, Limited Partnership
c/o 175 Beal Street
Hingham MA 02043-9982
USA

Attn:	Mr Edward L Larsen	21 April 2008
Chief Financial Officer and Treasurer
Dear Mr Larsen
Re : Withdrawal of Banking Facilities
Further to our recent discussions, and to our withdrawal letter dated 8 April 2008, we are pleased to confirm that your proposed changes to the reduction schedule are acceptable to us. Thus, the following reduction schedule will become effective immediately upon our receipt of your acknowledgement of this letter:
Uncommitted Import Letter of Credit Facility

Amount
Outstanding	Previous Limit	New Limit
USD43,253,935.61	USD60,000,000.-	USD60,000,000.-*

* This Uncommitted Import Letter of Credit Facility Limit will be reduced to USD40,000,000.- on 9 June 2008, USD20,000,000.- on 8 July 2008 and be cancelled on 8 August 2008.
Any further advances we may approve will be considered on a case by case basis and will be at our absolute discretion.
The amounts currently outstanding, and any further advances we may grant from time to time, will remain subject to our customary overriding right of repayment upon demand and will continue to be subject to any security held by ourselves.
Nothing in this letter should be construed as waiving any of our rights all of which we hereby expressly reserve.
The Hongkong and Shanghai Banking Corporation Limited
Hong Kong Main Office: 1 Queen’s Road Central, Hong Kong
Tel: 2822 1111 Fax:
Telex: 73205 HSBC HK Telegrams: Hongbank Hongkong
Web: www.hsbc.com.hk

Ref:
Please acknowledge your acceptance of the abovementioned arrangements by signing the duplicate of this letter and returning it to us. Should we not receive your acknowledgement by 5 May 2008, the reduction schedule set out in our previous letter of 8 April 2008 will continue to apply.
Yours faithfully

/s/ Oliver Jones Oliver jones Regional Relationship Manager
ACKNOWLEDGEMENT

The Talbots Inc hereby acknowledges its acceptance of the reduction schedule and other arrangements set out in this letter.

/s/ Edward L. Larsen

Signed for and on behalf of The Talbot Inc by its Authroised Signatory

Edward L. Larsen

Name

Sr. VP & CFO

Title

April 24, 2008

Date
The Hongkong and Shanghai Banking Corporation Limited
Hong Kong Main Office: 1 Queen’s Road Central, Hong Kong
Tel: 2822 1111 Fax:
Telex: 73205 HSBC HK Telegrams: Hongbank Hongkong
Web: www.hsbc.com.hk